Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Silver Bay Realty Trust Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christine Battist, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)                                     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2013	/s/ Christine Battist
Christine Battist
Chief Financial Officer and Treasurer